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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):   MARCH 21, 2003

                                    DVI, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                  0-16271                  22-2722773
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(State or Other Jurisdiction      (Commission            (IRS Employer
    of Formation)                 File Number)        Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929
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          (Address of Principal Executive Offices, Including Zip Code)



       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

On March 21, 2003, DVI, Inc. issued a press release announcing that it closed a $75 million warehouse credit facility for its subsidiary, DVI Business Credit Corporation. A copy of this press release is attached hereto as Exhibit 99 and incorporated by reference herein.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
              AND EXHIBITS

         (a)      Financial Statements - None

         (b)      Pro Forma Financial Information - None

         (c)      Exhibits

                99   -    Press Release of DVI, Inc., dated March 21, 2003



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 21, 2003                               DVI, INC.


                                                    By:  /s/ Steven R. Garfinkel
                                                         -----------------------
                                                         Steven R. Garkinkel
                                                         Chief Financial Officer






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                                  EXHIBIT INDEX

      Exhibit No.
      -----------


         99     -    Press Release of DVI, Inc., dated March 21, 2003